Exhibit 10.16

                                Terms of Service
                                       of
                            Harold Layman ("Layman")
                            ------------------------


Scope                            o          Independent director of Von Hoffmann
                                            Holdings Inc. ("Holdings") and Von
                                            Hoffmann Corporation ("Company").

                                 o Chairman of Audit Committees of each of Holdings' and Company Board of Directors.

                                 o Layman may also be asked to serve as a member of other committees
                                            (including compensation) of the
                                            Boards of Directors of Holdings and
                                            Company.

                                 o It is anticipated that the scope of Layman's duties as Chairman of each of Holdings' and Company's Audit Committee will require Layman to dedicate at least 20-30 days per annum to these activities.

                                 o Layman will be expected to attend or participate in all regular and special meetings of Holdings' and Company's Board of Directors.
                                            Currently, Company holds one regular
                                            Board of Directors' meeting per
                                            fiscal quarter.


Fees & Expenses                  o          Layman will be reimbursed for
                                            reasonable out-of-pocket expenses he
                                            incurs in connection with his
                                            serving as a director of Holdings
                                            and Company, as Chairman of each of
                                            Holdings' and Company's Audit
                                            Committee and as a member of any
                                            other committee of Holdings or
                                            Company, including travel expenses
                                            incurred to attend meetings incident
                                            to his duties, in accordance with
                                            the standard practices of Holdings
                                            and Company.

                                 o          As compensation for his serving
                                            Holdings and Company as described
                                            above, and for as long as he
                                            continues to serve as a director of
                                            Holdings or Company, Layman will
                                            receive an annual retention fee
                                            equal to $50,000, payable in equal
                                            quarterly installments on the first
                                            day of each fiscal quarter;
                                            provided, however, that the
                                            retention fee for 2003 shall be
                                            $54,167 and that Layman will receive
                                            the first installment of such fiscal
                                            year 2003 retainer, which shall
                                            equal $16,667 (with the remain
                                            quarterly installments for 2003 each
                                            equalling $12,500), on the date on
                                            which he is appointed formally as a
                                            director of Holdings and Company,
                                            which is expected to occur prior to
                                            January 15, 2003.

                                 o          Currently, neither Holdings nor
                                            Company pays any special "meeting"
                                            fees to any of its respective
                                            directors. To the extent payment of
                                            such "meeting" fees is implemented
                                            by Holdings or Company, Layman will
                                            be entitled to receive the same in
                                            addition to the $50,000 annual
                                            retainer set forth above.

Stock Options                    o          Within 30 days of his appointment as
                                            a director of Holdings and Company,
                                            Layman will be granted options to
                                            purchase 50,000 shares of Holdings
                                            common stock at an exercise equal to
                                            $1.00 per share. These options will
                                            be granted pursuant and be subject
                                            to Holdings' stock option plan.

                                 o In addition to the foregoing stock options, Holdings may, at the discretion of its Board of
                                            Directors, issue Layman additional
                                            stock options from time to time.


Implementation &
 Term of Service                 o          Each of Holdings and Company will
                                            cause its respective Boards of
                                            Directors and stockholders to cause
                                            Layman to be appointed as a director
                                            of Holdings and Company as soon as
                                            practicable and to adopt resolutions
                                            approving and implementing the terms
                                            set fort herein.

                                 o Layman will serve as a director of Holdings and Company on an annual basis, subject to his removal in accordance with applicable law and the organizational documents of Holdings or Company, or his earlier death, permanent disability or resignation. To the extent Layman wishes to resign as a director of Holdings and/or Company, he will provide Holdings and/or Company, as applicable, at least 30 days' prior written notice of his desire to so resign.

                                                                       ANNEX B

                        POTENTIAL INVESTMENT OPPORTUNITY
                        --------------------------------



Offer: At such later time approved by the Board of Directors of Holdings, Harold Layman ("Layman") will be afforded the opportunity to purchase at least 100,000, but not more than 500,000, shares of common stock of Holdings; provided that Layman will only be able to purchase such shares so long as any such purchase would not adversely "affect" Layman being considered an "independent" director under any applicable law or applicable rule of the SEC or any other applicable regulatory body or governmental agency.


Transfer Restrictions/
Repurchase Right:                The ability of Layman to transfer any shares of
                                 Holdings common stock so purchased will be subject to restrictions substantially similar to the transfer restrictions (including as to rights of first offer and tag-along rights) to which "management" stockholders of Holdings are presently subject.

                                 Shares of Holdings common stock so purchased by Layman will also be subject to drag-along rights in favor of DLJ Merchant Banking Partners II, L.P.

                                 To the extent Layman is no longer serving as a director of Holdings or Von Hoffmann Corporation, Holdings will have to the ability to purchase shares of Holdings common stock owned by Layman, which buy-back right will be substantially similar to the one that Holdings presently has with respect to shares of Holdings common stock owned by the "management" stockholders of Holdings.


Documentation:                   Any such purchase of Holdings common stock by
                                 Layman will be effected pursuant to a stock purchase agreement satisfactory to Holdings, which shall include, among other things, investor-suitability representations from
                                 Layman, and provisions setting forth the transfer restrictions and buy-back rights described above.



                                       3